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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-R11)


                       Ameriquest Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                           333-118137            33-0885129
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(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation)                 File Number)      Identification  Number)

1100 Town & Country Road, Suite 1100
Orange, California                                               92868
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: 714-564-0660


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

(a) Financial Statements.

                           Not applicable.

(b) Pro Forma Financial Information.

                           Not applicable.

(c) Exhibits.


              Item 601(a) of Regulation S-K
Exhibit No.   Exhibit No.                     Description
-----------   -----------                     -----------
1             5.1, 8.1, 23.1                  Opinion and Consent of Thacher
                                              Proffitt & Wood LLP.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 1, 2004


                                  AMERIQUEST MORTGAGE SECURITIES INC

                                  By: /s/ John P. Grazer
                                      -----------------------------------
                                  Name: John P. Grazer
                                  Title: CFO

                                  EXHIBIT INDEX

                  Item 601(a) of Regulation S-K
Exhibit Number    Exhibit No.                    Description
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1                 5.1, 8.1, 23.1                 Opinion and Consent of Counsel